Supplement dated June 16, 2011
to the Class A and Class C Prospectus
for Principal Funds, Inc.
dated January 1, 2011

(as supplemented on March 14, 2011)

This supplement updates information currently in the Prospectus. Retain this supplement with the
Prospectus.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

Throughout the table, delete the row labeled “Securities Lending Risk” and related explanatory text.

DIVIDENDS AND DISTRIBUTIONS

Delete the second bulleted item in this section and substitute:
• The Diversified Real Asset Fund pays its net investment income annually in December.